UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025

FG NEXUS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6408 Bannington Road Charlotte, NC	28226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 994-8279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGNX	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGNXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Approval of Share Repurchase Program

On September 5, 2025, the Board of Directors of FG Nexus Inc. (the “Company”) approved by unanimous written consent the implementation of a share repurchase program whereby the Company may from time to time, use a portion of its surplus of capital to repurchase on the open market, in private-negotiated purchases or otherwise, up to $200,000,000 of its common stock, par value $.001 per share (the “Share Repurchase Program”), as described in more detail in Item 8.01 below.

On September 8, 2025, the Company filed a shelf/at-the-market registration statement on Form S-3 ASR registering for sale certain of the Company’s securities. The Company may use a portion of the net proceeds from the sale of its securities registered under the shelf/at-the-market prospectuses to fund repurchases under the Share Repurchase Program.

This information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 8.01 Other Event.

Approval of Share Repurchase Program

On September 5, 2025, the Board of Directors of the Company approved by unanimous written consent the implementation of a share repurchase program whereby the Company may from time to time, use a portion of its surplus of capital to repurchase on the open market, in private-negotiated purchases or otherwise, up to $200,000,000 of its common stock, par value $.001 per share (the “Share Repurchase Program”). Any repurchases conducted pursuant to the Share Repurchase Program will be in accordance with Rule 10b-18 of the Exchange Act and will be made in accordance with applicable laws and regulations in effect from time to time. The Share Repurchase Program has no fixed expiration date and will continue until otherwise suspended, terminated, or modified at any time for any reason. The Share Repurchase Program does not obligate the Company to repurchase any dollar amount or number of shares, and the timing and amount of any repurchases will depend on market and business conditions and other considerations

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG NEXUS INC

Date: September 8, 2025	By:	/s/ Mark D. Roberson
	Name:	Mark D. Roberson
	Title:	Chief Financial Officer